UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12
BWX TECHNOLOGIES, INC.
(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)
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Your **Vote** Counts!

BWX TECHNOLOGIES, INC.

2022 Annual Meeting
Vote by May 2, 2022 11:59 PM ET. For shares held in a Plan, vote by April 26, 2022 11:59 PM ET.

BWXT
BWX Technologies, Inc.

BWX TECHNOLOGIES, INC.
800 MAIN STREET, 4TH FLOOR
LYNCHBURG, VIRGINIA 24504

D70697-P69230

You invested in BWX TECHNOLOGIES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 3, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 19, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 3, 2022
9:30 a.m. Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/BWXT2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Jan A. Bertsch	For
1b.	Gerhard F. Burbach	For
1c.	Rex D. Geveden	For
1d.	James M. Jaska	For
1e.	Kenneth J. Krieg	For
1f.	Leland D. Melvin	For
1g.	Robert L. Nardelli	For
1h.	Barbara A. Niland	For
1i.	John M. Richardson	For
2.	Advisory vote on compensation of our Named Executive Officers.	For
3.	Ratification of Appointment of Independent Registered Public Accounting Firm for the year ending December 31, 2022.	For

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